SUBSCRIPTION AGREEMENT

Made and signed as of the ___ day of __________ (month) 2007.

BETWEEN:	_____________________

(the “Investor”)

AND:	Cherry Tankers Inc.

(the “Company”)

WHEREAS:
the Board of Directors of the Company determined that it is in the Company’s best interests to raise capital by means of the issuance of shares of Common Stock in the Company (the “Shares”) all on the terms and conditions more fully set forth in this Agreement; and

WHEREAS: the Investor wishes to invest in the Company pursuant to the terms and conditions more fully set forth in this Agreement; and

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

Preamble and Exhibits; Investment

1.	a) The Preamble to this Agreement and the Exhibits hereto constitute an integral part hereof.

b)
Subject to the terms and conditions hereof, the Investor is acquiring from the Company, in consideration of US$_______ paid by the Investor to the Company, _____________ Shares at a price of US$ 0.025 per Share. Subject to the Company’s acceptance of the Investor’s subscription and the Investor’s payment in full of the purchase price, the Shares will be duly authorized, validly issued, fully paid-up, non-assessable and free of all mortgages, charges, pledges, claims, liens and encumbrances and any third party rights created by the Company and will be entitled to all rights to which the Company’s Shares are entitled.

Declarations of the Company

2.	The Company covenants, represents and warrants the following to be true and correct:

a)
The Company is a Delaware corporation, formed by filing its Certificate of Incorporation with the Secretary of State of the State of Delaware on March 30, 2007 under the Delaware General Corporation Law.

b)
The Company has the necessary power and authority to execute and deliver this Agreement, to allot the Shares hereunder and to carry out and perform its obligations hereunder. This Agreement is valid and binding upon the Company and enforceable in accordance with its terms, subject to applicable liquidation, wind-up, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity. This Agreement does not require the consent or approval of any third party in order for it to be fully binding on and enforceable against the Company. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby and the performance by the Company of the provisions of this Agreement will not, violate any provisions of the Company’s Certificate of Incorporation.

c)
Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act of 1933.

Declarations of Investor

3.	The Investor covenants, represents and warrants the following to be true and correct:

a)
The Investor understands that the Shares are being sold in connection with an offering by the Company of an aggregate of up to 2,000,000 (two million) shares of Common Stock for total proceeds of up to $50,000 (fifty thousand dollars).

b)
The Investor understands and acknowledges that the Shares are being offered and sold under one or more of the exemptions from registration under the Securities Act of 1933, as amended (the “Act”), that the Investor is purchasing said Shares without being offered or furnished any offering literature, prospectus or other material, financial or otherwise, except as noted herein, that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state. The Investor hereby further represents and warrants as follows:

i)
The Investor confirms that the Investor understands and has fully considered, for purposes of this investment, the risks of any investment in the Shares and that the Investor understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing the Investor’s entire investment, (ii) the purchase of Shares is a speculative investment which involves a high degree of risk of loss by the Investor of the Investor’s entire investment, and (iii) that there is no public market for the Shares and accordingly, it may not be possible for the Investor to liquidate the Investor’s investment in the Shares in case of an emergency. The Investor understands that the following factors, among others, could cause the loss of any or all of the Investor’s investment.

(1)
The Company currently does not have enough working capital to satisfy its capital needs. The Company is dependent upon its management team to fund its ongoing operations, and cannot be certain that future financing will be available to it on acceptable terms when it needs it. The Company can give no assurances that it will be able to sell any portion of this offering or that management will continue to fund its ongoing operations. This, along with the possibility of other factors and circumstances the Company cannot predict, may require it to seek additional financing faster than anticipated. If the Company is unable to obtain financing to meet its needs, the Investor may lose all of the Investor’s investment.

(2)
The Company’s officers and directors will only devote a limited amount of time to the Company. Their divided interests may hinder the Company's ability to generate revenue. This could result in missed business opportunities and worse-than-expected operating results. The Investor may lose the Investor’s entire investment.

(3)
Management has never operated in the industry in which it intends to operate. This lack of experience may result in the Company’s needing to employ outside experts that have such experience. The additional cost could result in a net operating loss and, ultimately, could result in the Company's failure. Management's inexperience may limit the Company’s ability to generate revenues. The Company may never achieve successful operations, and the Investor may lose the Investor’s entire investment.

ii)
The Investor acknowledges that all documents received from the Company contain the management’s view of the Company, and that the analysis of the market and of the Company’s strategy and competitive position contained therein represent subjective assessments about which reasonable persons could disagree and there can be no assurance that the actual results of operations of the Company will be as contemplated. The Investor has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

iii)
The Investor confirms that the Investor is: (i) able to bear the economic risk of this investment, (ii) able to hold the Shares for the period of time set forth herein, and (iii) presently able to afford a complete loss of the Investor’s investment; and represents that the Investor has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Investor’s ability to provide for the Investor’s current needs and possible financial contingencies, and that the Investor’s commitment to all speculative investments (including this one if the Investor’s subscription is accepted by the Company) is reasonable in relation to the Investor’s net worth and annual income;

iv)
The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision. The Investor also represents that it has not been organized for the purpose of acquiring the Shares;

v)
The Shares are being acquired by the Investor solely for the Investor’s own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof; the Investor has and had no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Shares for which the Investor is subscribing, any part thereof, any interest therein or any rights thereto; the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement; and the Investor understands the legal consequences of the foregoing representations and warranties to mean that the Investor must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act (which the Company is not obligated to do) or unless an exemption from such registration is available; the Shares will be considered “Restricted Securities” for purposes of Rule 144 promulgated under the Act;

vi)
The Investor understands that no Federal or state agency has passed on or made any recommendation or endorsement of the Shares and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by the Investor in offering the Shares for sale to the Investor without having first registered the Shares under the Act;

vii)
The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor does not have any such intention;

viii)
The Investor represents and warrants to the Company that all information that the Investor has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the “Investor Questionnaire”), is true, correct and complete as of the date hereof. In the event that any information in the Investor Questionnaire changes on or before the Closing, the Investor will update the Investor Questionnaire to reflect such changes.

b)
The Investor has relied solely upon the advice of its own tax and legal advisors with respect to the tax and other legal aspects of this transaction. No representations or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the Investor is not relying upon any representations other than those contained herein.

c)
The Investor has the necessary power and authority to execute and deliver this Agreement, to receive and hold the Shares and to carry out and perform its obligations hereunder. This Agreement is valid and binding upon the Investor and enforceable in accordance with its terms, subject to applicable liquidation, wind-up, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity. The execution and delivery of this Agreement by the Investor does not, and the consummation of the transaction contemplated hereby and the performance by the Investor of the provisions of this Agreement will not violate any provisions of the Investor’s Certificate of Incorporation and By-laws, or any provisions of, or result in the acceleration of any obligation under, or constitute an event of default, or an event which, with the giving of notice or the passage of time, or both, would constitute an event of default under any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which the Investor is bound, which, either individually or in the aggregate would result in a material adverse change in the business, properties, results of operations, condition (financial or otherwise) of the Investor.

d)
Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

e)
The Investor understands that the Shares are being offered and sold to the Investor in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein and in the Investor Questionnaire attached hereto in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the Investor represents, warrants and agrees that:

(1)
The Investor is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

(A)	any natural person resident in the United States of America;

(B)	any partnership or corporation organized or incorporated under the laws of the United States of America;

(C)	any estate of which any executor or administrator is a U.S. person;

(D)	any trust of which any trustee is a U.S. person;

(E)	any agency or branch of a foreign entity located in the United States of America;

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)
any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)	any partnership or corporation if:

(i)	organized or incorporated under the laws of any foreign jurisdiction; and

(ii)
formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Investor was outside of the United States.

(3)
The Investor will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)
The Investor will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(5)
The Investor was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6)
Neither the Investor nor or any person acting on the Investor’s behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on the Investor’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7)
The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)
Neither the Investor nor any person acting on the Investor’s behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Investor agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)	Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE

UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(10)
The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 3.

f)
The Investor agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or in any other document furnished by the Investor to any of the foregoing in connection with this transaction.

The Investor’s Investment

4.	a)
The Investor understands and agrees that the Company reserves the right to reject this subscription for the Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing (as hereinafter defined), notwithstanding prior receipt by the Investor of notice of acceptance of the Investor's subscription.

b)	The Investor understands and agrees that its subscription for the Shares is irrevocable.

c)
In the event the sale of the Shares subscribed for by the Investor is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the Investor and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Investor the purchase price remitted to the Company by the Investor, without interest thereon or deduction therefrom, in exchange for the Shares.

d)
The closing (the “Closing”) of the purchase and sale of the Shares, shall occur simultaneously with the acceptance by the Company of the Investor’s subscription, as evidenced by the Company’s execution of this Subscription Agreement.

e)
The Investor understands that the price of the Shares offered hereby bears no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The Investor further understands that there is a substantial risk of further dilution on the Investor or its investment in the Company.

Disputes, Jurisdiction and Governing Law

5.
In the event of a dispute between the parties or any of them with regard to the interpretation, application or enforcement of this Agreement, or otherwise with regard to their relationships in the context of this Agreement, that dispute shall be submitted to such arbitrator as is designated by the Company.

6.
This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law principles. Without derogating from the arbitration provisions of Clause 5 above, the courts located in the United States District Court for the Southern District of New York, will have exclusive jurisdiction to decide any dispute between the parties arising out of or related to this Agreement.

General provisions

7.	This Agreement may not be amended, altered or modified except by a written instrument signed by the parties.

8.
The parties agree that they will impose - mutatis mutandis - upon any person who may acquire their Shares or part of them their undertakings under this Agreement. This Clause will not continue to bind the parties after the conclusion of a public offering of the Company’s shares.

9.	Except as specifically provided in this Agreement, nothing contained herein shall be construed to constitute any party hereto as the agent or partner of any other party hereto.

10.
This Agreement supersedes and supplants any previous agreements, declarations or undertakings of the parties and is the sole and exclusive instrument by which the parties desire to be bound. Specifically, the parties agree that any Company business plan that may have been presented to the Investor shall have no binding effect as between them.

11.	None of the provisions of this Agreement shall be for the benefit or, or enforceable by, any third party.

12.	This Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

13.
With regard to any power, remedy or right provided herein or otherwise available to any party hereunder, no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party and no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

14.
The validity, legality or enforceability of the remainder of this Agreement shall not be affected even if one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect. However, it is expressly stated that any party that terminates this Agreement must terminate it in its entirety.

15.	Upon request of the Company, the Investor will enter into a customary form of Shareholders’ Agreement.

16.
All parties to this Agreement were represented by counsel. Therefore, there shall be no presumption that this Agreement should be interpreted against the party that drafted it. Each party to this Agreement shall bear its own costs of counsel and other advisors incurred with regard to the negotiation (including the due diligence process) of this Agreement.

17.	The Article headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of the Agreement or of any particular Article.

18.	This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF THE INVESTOR HAS HEREUNTO SET ITS HAND AS OF THE DATE AND YEAR FIRST WRITTEN

[Investor Name]

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Shares.

Dated: August ___, 2007

CHERRY TANKERS INC.

By:

President

CHERRY TANKERS INC.

INVESTOR QUESTIONNAIRE

A.	General Information

1.	Print Full Name of Investor:	Individual:
______________________________
First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

____________________________________________________________
Name of Entity

2.	Address for Notices:	____________________________________________________________
______________________________
____________________________________________________________

3.	Name of Primary Contact Person: Title:	____________________________________________________________

4.	Telephone Number:	______________________________

5.	E-Mail Address:	____________________________________________________________

6.	Facsimile Number: Permanent Address:	____________________________________
7.	Permanent Address: (if different from Address for Notices above)	____________________________________________________________

8.	Authorized Signatory: Title:	____________________________________ ____________________________________
	Telephone Number:	____________________________________
	Facsimile Number:	____________________________________

B.  Supplemental Data for Entities

1. If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: ________________________________________________

2.  Was the Investor organized for the specific purpose of acquiring the Shares?

o Yes	o No

If the answer to the above question is “Yes,” please contact Carl M. Sherer, Esq. at (973) 883-9181 for additional information that will be required.

3.  Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

o Yes	o No

If the answer to the above question is “Yes,” please contact Carl M. Sherer, Esq. at (973) 883-9181 for additional information that will be required.

4(a).  Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject

2

to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

o Yes	o No

4(b).  If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

o Yes	o No

4(c.) If the Investor answered “Yes” to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor’s assets the purchase of the Shares is subject to ERISA. ___________%.

5.  Does the amount of the Investor’s subscription for the Shares in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

o Yes	o No

If the question above was answered “Yes,” please contact Carl M. Sherer, Esq. at (973) 883-9181 for additional information that will be required.

6(a). Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

o Yes	o No

6(b).  If the question above was answered “Yes,” was the Investor formed prior to April 30, 1996?

o Yes	o No

If the questions set forth in (a) and (b) above were both answered “Yes,” please contact Carl M. Sherer, Esq. at (973) 883-9181 for additional information that will be required.

7(a).  Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

o Yes	o No

3

7(b).  If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

o Yes	o No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

o Yes	o No

If either question above was answered “Yes,” please contact Carl M. Sherer, Esq. at (973) 883-9181 for additional information that will be required.

8. If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

____________________________________
(Date)

C.  Related Parties

1.  To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

o Yes	o No

If the answer above was answered “Yes”, please identify such related investor(s) below.

Name(s) of related investor(s): ______________________________________________
______________________________________________________________________________________________________________________________

2. Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

o Yes	o No

If either question above was answered “Yes”, please contact Carl M. Sherer, Esq. at (973) 883-9181 for additional information that will be required.

[THE REST OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

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The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Shares. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Shares. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

INDIVIDUAL:

____________________________________
(Signature)

____________________________________
(Print Name)

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

___________________________________
(Name of Entity)

By: ________________________________
(Signature)

________________________________
(Print Name and Title)

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Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

(1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

(i)	An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii)	A Public Company (as defined below);

(iii)
A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Shares;

(2)	Real estate held for investment purposes;

(3)	Commodity Shares (as defined below) held for investment purposes;

(4)	Physical Commodities (as defined below) held for investment purposes;

(5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6)
In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

(7)	Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

6

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)	Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i)	files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i)
takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)
is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)	is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

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For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

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Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

(1) In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

(2) In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii) A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

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